Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Fourth Quarter 2020

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Earnings Summary
Interest income - taxable equivalent	$1,072	$1,071	$1,076	$1,091	$1,111
Interest expense - taxable equivalent	55	71	91	151	180
Net interest income - taxable equivalent	1,017	1,000	985	940	931
Less: Taxable-equivalent adjustment	11	12	13	12	13
Net interest income	1,006	988	972	928	918
Provision (credit) for credit losses (1)	(38)	113	882	373	96
Net interest income after provision (credit) for credit losses (1)	1,044	875	90	555	822
Non-interest income	680	655	573	485	562
Non-interest expense	987	896	924	836	897
Income (loss) before income taxes	737	634	(261)	204	487
Income tax expense (benefit)	121	104	(47)	42	98
Net income (loss)	$616	$530	$(214)	$162	$389
Net income (loss) available to common shareholders	$588	$501	$(237)	$139	$366

Earnings (loss) per common share - basic	0.61	0.52	(0.25)	0.15	0.38
Earnings (loss) per common share - diluted	0.61	0.52	(0.25)	0.14	0.38

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$85,266	$88,359	$90,548	$88,098	$82,963
Allowance for credit losses	(2,293)	(2,425)	(2,425)	(1,665)	(914)
Assets	147,389	145,180	144,070	133,542	126,240
Deposits	122,479	118,445	116,779	100,030	97,475
Long-term borrowings - Federal Home Loan Bank advances	—	—	401	4,651	2,501
Long-term borrowings - Other	3,569	4,919	6,007	5,454	5,378
Shareholders' equity	18,111	17,904	17,602	17,332	16,295
Average balances
Loans, net of unearned income	$86,664	$89,370	$91,964	$83,249	$82,392
Assets	144,819	142,845	139,820	124,771	124,138
Deposits	119,767	116,656	110,921	95,672	94,512
Long-term borrowings - Federal Home Loan Bank advances	—	392	1,266	3,003	2,659
Long-term borrowings - Other	4,634	5,437	6,301	5,399	5,942
Shareholders' equity	17,915	17,759	17,384	16,460	16,564
_______
(1)Upon adoption of the Current Expected Credit Losses (CECL) accounting guidance on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Selected Ratios and Other Information

	As of and for Quarter Ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Return on average assets* (1)	1.69%	1.48%	(0.61)%	0.52%	1.24%
Return on average common shareholders' equity*	14.37%	12.38%	(5.96)%	3.69%	9.51%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	21.15%	18.32%	(8.90)%	5.43%	13.95%
Efficiency ratio	58.1%	54.1%	59.4%	58.6%	60.1%
Adjusted efficiency ratio (non-GAAP) (2)	55.8%	55.3%	57.7%	57.9%	58.1%
Common book value per share	$17.13	$16.92	$16.61	$16.73	$15.65
Tangible common book value per share (non-GAAP) (2)	$11.71	$11.49	$11.16	$11.67	$10.58
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.91%	7.88%	7.72%	8.68%	8.34%
Common equity (3)	$10,525	$10,092	$9,716	$10,294	$10,228
Total risk-weighted assets (3)	$107,020	$108,048	$109,539	$108,985	$105,705
Common equity Tier 1 ratio (3)	9.8%	9.3%	8.9%	9.4%	9.7%
Tier 1 capital ratio (3)	11.4%	10.8%	10.4%	10.6%	10.9%
Total risk-based capital ratio (3)	13.6%	13.0%	12.6%	12.5%	12.7%
Leverage ratio (3)	8.7%	8.5%	8.4%	9.6%	9.6%
Effective tax rate	16.5%	16.5%	18.3%	20.6%	20.3%
Allowance for credit losses as a percentage of loans, net of unearned income	2.69%	2.74%	2.68%	1.89%	1.10%
Allowance for credit losses as a percentage of loans excluding PPP, net of unearned income (non-GAAP)(2)	2.81%	2.90%	2.82%	1.89%	1.10%
Allowance for credit losses to non-performing loans, excluding loans held for sale	308%	316%	395%	261%	180%
Net interest margin (FTE)*	3.13%	3.13%	3.19%	3.44%	3.39%
Loans, net of unearned income, to total deposits	69.6%	74.6%	77.5%	88.1%	85.1%
Net charge-offs as a percentage of average loans*	0.43%	0.50%	0.80%	0.59%	0.46%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.87%	0.87%	0.68%	0.72%	0.61%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.91%	0.90%	0.74%	0.79%	0.70%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	1.10%	1.08%	0.91%	0.96%	0.89%
Associate headcount—full-time equivalent (5)	19,406	19,766	20,073	19,743	19,564
ATMs	2,083	2,058	2,038	2,042	2,028
Branch Statistics
Full service	1,333	1,334	1,340	1,374	1,374
Drive-through/transaction service only	36	47	51	53	54
Total branch outlets	1,369	1,381	1,391	1,427	1,428

	Year Ended December 31
	2020	2019
Return on average assets (1)	0.79%	1.26%
Return on average common stockholders' equity	6.24%	10.07%
Return on average tangible common stockholders’ equity (non-GAAP) (2)	9.23%	14.91%
Efficiency ratio	57.5%	59.0%
Adjusted efficiency ratio (non-GAAP) (2)	56.6%	58.0%
Effective tax rate	16.8%	20.3%
Net interest margin (FTE)	3.21%	3.45%
Net charge-offs as a percentage of average loans	0.58%	0.43%
*Annualized
(1)Calculated by dividing net income by consolidated average assets.
(2)See reconciliation of GAAP to non-GAAP Financial Measures on pages 8, 12, 13, 14, 16, 22, 23, and 26.
(3)Current quarter Common equity as well as Total risk-weighted assets, Common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.
(4)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 16 for amounts related to these loans.
(5)Associate headcount for the second quarter of 2020 includes 463 associates from the Ascentium acquisition.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Interest income on:
Loans, including fees	$906	$903	$898	$903	$923
Debt securities	136	140	148	158	155
Loans held for sale	9	8	6	5	5
Other earning assets	10	8	11	13	15
Total interest income	1,061	1,059	1,063	1,079	1,098
Interest expense on:
Deposits	24	32	40	84	98
Short-term borrowings	—	—	2	8	12
Long-term borrowings	31	39	49	59	70
Total interest expense	55	71	91	151	180
Net interest income	1,006	988	972	928	918
Provision (credit) for credit losses (1)	(38)	113	882	373	96
Net interest income after provision (credit) for credit losses (1)	1,044	875	90	555	822
Non-interest income:
Service charges on deposit accounts	160	152	131	178	187
Card and ATM fees	117	115	101	105	112
Wealth management income	89	85	79	84	84
Capital markets income	110	61	95	9	61
Mortgage income	75	108	82	68	49
Securities gains (losses), net	—	3	1	—	(2)
Other	129	131	84	41	71
Total non-interest income	680	655	573	485	562
Non-interest expense:
Salaries and employee benefits	581	525	527	467	488
Net occupancy expense	78	80	76	79	79
Furniture and equipment expense	90	89	86	83	82
Other	238	202	235	207	248
Total non-interest expense	987	896	924	836	897
Income (loss) before income taxes	737	634	(261)	204	487
Income tax expense (benefit)	121	104	(47)	42	98
Net income (loss)	$616	$530	$(214)	$162	$389
Net income (loss) available to common shareholders	$588	$501	$(237)	$139	$366
Weighted-average shares outstanding—during quarter:
Basic	960	960	960	957	963
Diluted	965	962	960	961	968
Actual shares outstanding—end of quarter	960	960	960	957	957
Earnings (loss) per common share: (2)
Basic	$0.61	$0.52	$(0.25)	$0.15	$0.38
Diluted	$0.61	$0.52	$(0.25)	$0.14	$0.38
Taxable-equivalent net interest income	$1,017	$1,000	$985	$940	$931
________
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.
(2) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Consolidated Statements of Operations (continued) (unaudited)

	Twelve Months Ended December 31
($ amounts in millions, except per share data)	2020	2019
Interest income on:
Loans, including fees	$3,610	$3,866
Debt securities	582	643
Loans held for sale	28	17
Other earning assets	42	70
Total interest income	4,262	4,596
Interest expense on:
Deposits	180	447
Short-term borrowings	10	53
Long-term borrowings	178	351
Total interest expense	368	851
Net interest income	3,894	3,745
Provision for credit losses (1)	1,330	387
Net interest income after provision for credit losses (1)	2,564	3,358
Non-interest income:
Service charges on deposit accounts	621	729
Card and ATM fees	438	455
Wealth management income	337	322
Capital markets income	275	178
Mortgage income	333	163
Securities gains (losses), net	4	(28)
Other	385	297
Total non-interest income	2,393	2,116
Non-interest expense:
Salaries and employee benefits	2,100	1,916
Net occupancy expense	313	321
Furniture and equipment expense	348	325
Other	882	927
Total non-interest expense	3,643	3,489
Income before income taxes	1,314	1,985
Income tax expense	220	403
Net income	$1,094	$1,582
Net income available to common shareholders	$991	$1,503
Weighted-average shares outstanding—during year:
Basic	959	995
Diluted	962	999
Actual shares outstanding—end of period	960	957
Earnings per common share:
Basic	$1.03	$1.51
Diluted	$1.03	$1.50
Taxable-equivalent net interest income	$3,942	$3,798
________
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	12/31/2020			9/30/2020
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$26,779	$136	2.02%	$24,950	$140	2.24%
Loans held for sale	1,253	9	2.62	1,147	8	2.89
Loans, net of unearned income:
Commercial and industrial	43,889	491	4.44	46,405	474	4.05
Commercial real estate mortgage—owner-occupied	5,405	62	4.49	5,498	63	4.50
Commercial real estate construction—owner-occupied	303	3	3.95	318	3	4.04
Commercial investor real estate mortgage	5,549	32	2.22	5,324	31	2.27
Commercial investor real estate construction	1,899	13	2.82	1,974	15	2.87
Residential first mortgage	16,433	135	3.30	15,786	135	3.41
Home equity	7,411	67	3.61	7,727	70	3.59
Indirect—vehicles	1,023	8	3.22	1,223	10	3.25
Indirect—other consumer	2,514	49	7.74	2,835	57	8.06
Consumer credit card	1,190	37	12.40	1,194	38	12.62
Other consumer	1,048	20	7.47	1,086	19	7.36
Total loans, net of unearned income	86,664	917	4.20	89,370	915	4.06
Other earning assets	14,657	10	0.29	11,695	8	0.30
Total earning assets	129,353	1,072	3.29	127,162	1,071	3.35
Unrealized gains/(losses) on debt securities available for sale, net (1)	1,055			1,143
Allowance for loan losses	(2,286)			(2,308)
Cash and due from banks	2,027			2,174
Other non-earning assets	14,670			14,674
	$144,819			$142,845
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$11,374	3	0.12	$10,935	4	0.14
Interest-bearing checking	22,940	3	0.05	22,098	4	0.07
Money market	29,312	5	0.06	29,146	8	0.12
Time deposits	5,598	13	0.86	6,150	16	1.08
Other deposits	11	—	1.93	13	—	1.87
Total interest-bearing deposits (2)	69,235	24	0.13	68,342	32	0.19
Federal funds purchased and securities sold under agreements to repurchase	35	—	0.24	—	—	—
Long-term borrowings	4,634	31	2.66	5,829	39	2.63
Total interest-bearing liabilities	73,904	55	0.29	74,171	71	0.38
Non-interest-bearing deposits (2)	50,532	—	—	48,314	—	—
Total funding sources	124,436	55	0.17	122,485	71	0.23
Net interest spread (1)			3.00			2.97
Other liabilities	2,468			2,576
Shareholders’ equity	17,915			17,759
Noncontrolling interest	—			25
	$144,819			$142,845
Net interest income /margin FTE basis (1)		$1,017	3.13%		$1,000	3.13%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2)    Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.08% for the quarter ended December 31, 2020 and 0.11% for the quarter ended September 30, 2020.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	6/30/2020			3/31/2020			12/31/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$23,828	$148	2.49%	$23,766	$158	2.66%	$23,830	$155	2.61%
Loans held for sale	807	6	3.06	514	5	3.72	540	5	3.58
Loans, net of unearned income:
Commercial and industrial	49,296	461	3.74	40,519	405	4.00	39,743	416	4.14
Commercial real estate mortgage—owner-occupied	5,492	61	4.41	5,509	63	4.51	5,489	63	4.47
Commercial real estate construction—owner-occupied	312	3	4.20	323	4	4.62	357	4	4.59
Commercial investor real estate mortgage	5,150	33	2.53	4,975	46	3.69	4,841	49	3.97
Commercial investor real estate construction	1,869	15	3.30	1,673	19	4.40	1,544	19	4.80
Residential first mortgage	14,884	130	3.50	14,469	140	3.86	14,416	141	3.92
Home equity	8,042	73	3.65	8,275	89	4.31	8,478	95	4.46
Indirect—vehicles	1,441	11	3.24	1,679	14	3.26	1,948	16	3.29
Indirect—other consumer	3,111	65	8.36	3,263	71	8.74	3,005	67	8.93
Consumer credit card	1,230	36	11.65	1,348	41	12.26	1,337	42	12.35
Other consumer	1,137	23	7.54	1,216	23	7.95	1,234	24	7.96
Total loans, net of unearned income	91,964	911	3.96	83,249	915	4.40	82,392	936	4.51
Other earning assets	7,541	11	0.53	2,302	13	2.37	2,210	15	2.63
Total earning assets	124,140	1,076	3.46	109,831	1,091	3.97	108,972	1,111	4.05
Unrealized gains/(losses) on debt securities available for sale, net (1)	1,031			510			296
Allowance for loan losses	(1,860)			(1,315)			(872)
Cash and due from banks	2,070			1,915			1,939
Other non-earning assets	14,439			13,830			13,803
	$139,820			$124,771			$124,138
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$10,152	3	0.13	$8,822	4	0.17	$8,616	3	0.14
Interest-bearing checking	21,755	6	0.11	19,273	22	0.47	18,668	26	0.57
Money market	27,870	10	0.13	25,151	28	0.46	25,289	36	0.56
Time deposits	6,690	21	1.26	7,302	26	1.44	7,543	32	1.60
Other deposits	72	—	1.64	919	4	1.57	298	1	1.69
Total interest-bearing deposits (2)	66,539	40	0.24	61,467	84	0.55	60,414	98	0.64
Federal funds purchased and securities sold under agreements to repurchase	—	—	—	151	1	1.39	110	1	1.58
Other short-term borrowings	1,558	2	0.53	1,644	7	1.69	2,164	11	2.08
Long-term borrowings	7,567	49	2.56	8,402	59	2.81	8,601	70	3.23
Total interest-bearing liabilities	75,664	91	0.48	71,664	151	0.85	71,289	180	1.00
Non-interest-bearing deposits (2)	44,382	—	—	34,205	—	—	34,098	—	—
Total funding sources	120,046	91	0.30	105,869	151	0.57	105,387	180	0.67
Net interest spread (1)			2.98			3.12			3.05
Other liabilities	2,390			2,442			2,187
Shareholders’ equity	17,384			16,460			16,564
	$139,820			$124,771			$124,138
Net interest income/margin FTE basis (1)		$985	3.19%		$940	3.44%		$931	3.39%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.14% for the quarter ended June 30, 2020, 0.35% for the quarter ended March 31, 2020 and 0.41% for the quarter ended December 31, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Year Ended December 31
	2020			2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable (1)	$24,837	$582	2.34%	$24,274	$643	2.65%
Loans held for sale	932	28	2.95	450	17	3.75
Loans, net of unearned income:
Commercial and industrial	45,028	1,831	4.05	40,162	1,759	4.36
Commercial real estate mortgage—owner-occupied	5,476	249	4.48	5,495	258	4.63
Commercial real estate construction—owner-occupied	314	13	4.21	401	19	4.69
Commercial investor real estate mortgage	5,251	142	2.66	4,782	211	4.35
Commercial investor real estate construction	1,854	62	3.31	1,672	90	5.29
Residential first mortgage	15,397	540	3.51	14,267	569	3.99
Home equity	7,862	299	3.80	8,799	419	4.76
Indirect—vehicles	1,341	43	3.24	2,421	82	3.40
Indirect—other consumer	2,929	242	8.26	2,713	244	9.00
Consumer credit card	1,240	152	12.23	1,309	170	12.98
Other consumer	1,121	85	7.59	1,227	98	8.03
Total loans, net of unearned income	87,813	3,658	4.15	83,248	3,919	4.69
Other earning assets	9,070	42	0.47	2,202	70	3.17
Total earning assets	122,652	4,310	3.50	110,174	4,649	4.21
Unrealized losses on debt securities available for sale, net (1)	935			(5)
Allowance for loan losses	(1,944)			(857)
Cash and due from banks	2,047			1,895
Other non-earning assets	14,405			13,903
	$138,095			$125,110
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$10,325	14	0.14	$8,719	14	0.16
Interest-bearing checking	21,522	35	0.16	18,772	125	0.67
Money market	27,877	51	0.18	24,637	167	0.68
Time deposits	6,432	76	1.18	7,632	123	1.61
Other deposits	252	4	1.58	784	18	2.26
Total interest-bearing deposits (2)	66,408	180	0.27	60,544	447	0.74
Federal funds purchased and securities sold under agreements to repurchase	46	1	1.18	227	5	2.28
Other short-term borrowings	797	9	1.13	2,014	48	2.35
Long-term borrowings	6,601	178	2.67	10,126	351	3.43
Total interest-bearing liabilities	73,852	368	0.50	72,911	851	1.17
Non-interest-bearing deposits (2)	44,386	—	—	33,869	—	—
Total funding sources	118,238	368	0.31	106,780	851	0.79
Net interest spread (1)			3.00			3.04
Other liabilities	2,469			2,245
Shareholders’ equity	17,382			16,082
Noncontrolling interest	6			3
	$138,095			$125,110
Net interest income/margin FTE basis (1)		$3,942	3.21%		$3,798	3.45%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.16% and 0.47% for the years ended December 31, 2020 and 2019, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders.

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Net income (loss) available to common shareholders (GAAP)	$588	$501	$(237)	$139	$366	$87	17.4%	$222	60.7%
Preferred dividends (GAAP)	28	29	23	23	23	(1)	(3.4)%	5	21.7%
Income tax expense (benefit) (GAAP)	121	104	(47)	42	98	17	16.3%	23	23.5%
Income (loss) before income taxes (GAAP)	737	634	(261)	204	487	103	16.2%	250	51.3%
Provision (credit) for credit losses (GAAP) (1)	(38)	113	882	373	96	(151)	(133.6)%	(134)	(139.6)%
Pre-tax pre-provision income (non-GAAP)	699	747	621	577	583	(48)	(6.4)%	116	19.9%
Other adjustments:
Securities (gains) losses, net	—	(3)	(1)	—	2	3	100.0%	(2)	(100.0)%
Valuation gain on equity investment	(6)	(44)	—	—	—	38	86.4%	(6)	NM
Leveraged lease termination gains, net	—	—	—	(2)	—	—	NM	—	NM
Bank owned life insurance(2)	(25)	—	—	—	—	(25)	NM	(25)	NM
Salaries and employee benefits—severance charges	26	2	2	1	—	24	NM	26	NM
Branch consolidation, property and equipment charges	7	3	10	11	12	4	133.3%	(5)	(41.7)%
Contribution to the Regions Financial Corporation foundation	10	—	—	—	—	10	NM	10	NM
Loss on early extinguishment of debt	14	2	6	—	16	12	NM	(2)	(12.5)%
Professional, legal and regulatory expenses	—	—	7	—	—	—	NM	—	NM
Acquisition expenses	—	—	1	—	—	—	NM	—	NM
Total other adjustments	26	(40)	25	10	30	66	(165.0)%	(4)	(13.3)%
Adjusted pre-tax pre-provision income (non-GAAP)	$725	$707	$646	$587	$613	$18	2.5%	$112	18.3%

	Year Ended
($ amounts in millions)	12/31/2020	12/31/2019	2020 vs. 2019
Net income available to common shareholders (GAAP)	$991	$1,503	$(512)	(34.1)%
Preferred dividends (GAAP)	103	79	24	30.4%
Income tax expense (GAAP)	220	403	(183)	(45.4)%
Income before income taxes (GAAP)	1,314	1,985	(671)	(33.8)%
Provision for credit losses (GAAP) (1)	1,330	387	943	243.7%
Pre-tax pre-provision income (non-GAAP)	2,644	2,372	272	11.5%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans	—	(8)	8	100.0%
Securities (gains) losses, net	(4)	28	(32)	(114.3)%
Valuation gain on equity investment	(50)	—	(50)	NM
Leveraged lease termination gains, net	(2)	(1)	(1)	(100.0)%
Bank owned life insurance(2)	(25)	—	(25)	NM
Salaries and employee benefits—severance charges	31	5	26	NM
Branch consolidation, property and equipment charges	31	25	6	24.0%
Contribution to the Regions Financial Corporation foundation	10	—	10	NM
Loss on early extinguishment of debt	22	16	6	37.5
Professional, legal and regulatory expenses	7	—	7	NM
Ascentium expenses	1	—	1	NM
Total other adjustments	21	65	(44)	(67.7)%
Adjusted pre-tax pre-provision income (non-GAAP)	$2,665	$2,437	$228	9.4%
______
NM - Not Meaningful
(1) Upon adoption of CECL on January 1, 2020, the provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption, the provision for unfunded commitments was included in other non-interest expense.
(2) During the fourth quarter of 2020, the Company recognized a gain on the exchange of BOLI policies.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Non-Interest Income

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Service charges on deposit accounts	$160	$152	$131	$178	$187	$8	5.3%	$(27)	(14.4)%
Card and ATM fees	117	115	101	105	112	2	1.7%	5	4.5%
Wealth management income	89	85	79	84	84	4	4.7%	5	6.0%
Capital markets income (1)	110	61	95	9	61	49	80.3%	49	80.3%
Mortgage income	75	108	82	68	49	(33)	(30.6)%	26	53.1%
Commercial credit fee income	22	20	17	18	18	2	10.0%	4	22.2%
Bank-owned life insurance	43	17	18	17	18	26	152.9%	25	138.9%
Securities gains (losses), net	—	3	1	—	(2)	(3)	(100.0)%	2	100.0%
Market value adjustments on employee benefit assets (2)	7	14	16	(25)	7	(7)	(50.0)%	—	—%
Valuation gain on equity investment	6	44	—	—	—	(38)	(86.4)%	6	NM
Other	51	36	33	31	28	15	41.7%	23	82.1%
Total non-interest income	$680	$655	$573	$485	$562	$25	3.8%	$118	21.0%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Production and sales	$74	$99	$75	$48	$30	$(25)	(25.3)%	$44	146.7%
Loan servicing	24	23	23	25	25	1	4.3%	(1)	(4.0)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	5	—	(11)	(83)	40	5	NM	(35)	(87.5)%
MSRs hedge gain (loss)	(11)	—	13	97	(33)	(11)	NM	22	66.7%
MSRs change due to payment decay (3)	(17)	(14)	(18)	(19)	(13)	(3)	(21.4)%	(4)	(30.8)%
MSR and related hedge impact (3)	(23)	(14)	(16)	(5)	(6)	(9)	(64.3)%	(17)	(283.3)%
Total mortgage income	$75	$108	$82	$68	$49	$(33)	(30.6)%	26	53.1%

Mortgage production - purchased	$1,669	$1,776	$1,390	$894	$1,014	$(107)	(6.0)%	$655	64.6%
Mortgage production - refinanced	1,717	1,712	2,563	576	639	5	0.3%	1,078	168.7%
Total mortgage production (4)	$3,386	$3,488	$3,953	$1,470	$1,653	$(102)	(2.9)%	$1,733	104.8%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Investment management and trust fee income	$67	$62	$62	$62	$64	$5	8.1%	$3	4.7%
Investment services fee income	22	23	17	22	20	(1)	(4.3)%	2	10.0%
Total wealth management income (5)	$89	$85	$79	$84	$84	$4	4.7%	$5	6.0%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Capital markets income	$110	$61	$95	$9	$61	$49	80.3%	$49	80.3%
Less: Valuation adjustments on customer derivatives (6)	8	5	34	(34)	5	3	60.0%	3	60.0%
Capital markets income excluding valuation adjustments	$102	$56	$61	$43	$56	$46	82.1%	$46	82.1%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.
(3)In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.
(4)Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.
(5)Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Non-Interest Income

	Twelve Months Ended		Year-to-Date 12/31/2020 vs. 12/31/2019
($ amounts in millions)	12/31/2020	12/31/2019	Amount	Percent
Service charges on deposit accounts	$621	$729	$(108)	(14.8)%
Card and ATM fees	438	455	(17)	(3.7)%
Wealth management income	337	322	15	4.7%
Capital markets income (1)	275	178	97	54.5%
Mortgage income	333	163	170	104.3%
Commercial credit fee income	77	73	4	5.5%
Bank-owned life insurance	95	78	17	21.8%
Securities gains (losses), net	4	(28)	32	114.3%
Market value adjustments on employee benefit assets - defined benefit (2)	—	5	(5)	(100.0)%
Market value adjustments on employee benefit assets - other (3)	12	11	1	9.1%
Valuation gain on equity investment	50	—	50	NM
Other	151	130	21	16.2%
Total non-interest income	$2,393	$2,116	$277	13.1%
Mortgage Income

	Twelve Months Ended		Year-to-Date 12/31/2020 vs. 12/31/2019
($ amounts in millions)	12/31/2020	12/31/2019	Amount	Percent
Production and sales	$296	$106	$190	179.2%
Loan servicing	95	102	(7)	(6.9)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(89)	(62)	(27)	(43.5)%
MSRs hedge gain (loss)	99	70	29	41.4%
MSRs change due to payment decay (4)	(68)	(53)	(15)	(28.3)%
MSR and related hedge impact (4)	(58)	(45)	(13)	28.9%
Total mortgage income	$333	$163	$170	104.3%

Mortgage production - purchased	$5,729	$4,014	$1,715	42.7%
Mortgage production - refinanced	6,568	1,738	4,830	277.9%
Total mortgage production (5)	$12,297	$5,752	$6,545	113.8%
Wealth Management Income

	Twelve Months Ended		Year-to-Date 12/31/2020 vs. 12/31/2019
($ amounts in millions)	12/31/2020	12/31/2019	Amount	Percent
Investment management and trust fee income	$253	$243	$10	4.1%
Investment services fee income	84	79	5	6.3%
Total wealth management income (6)	$337	$322	$15	4.7%
Capital Markets Income

	Twelve Months Ended		Year-to-Date 12/31/2020 vs. 12/31/2019
($ amounts in millions)	12/31/2020	12/31/2019	Amount	Percent
Capital markets income	$275	$178	$97	54.5%
Less: Valuation adjustments on customer derivatives (7)	13	(10)	23	230.0%
Capital markets income excluding valuation adjustments	$262	$188	$74	39.4%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments have not impacted non-interest income since the first quarter of 2019.
(3)These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.
(4)In the first quarter of 2020, Regions revised its MSR decay methodology from a passage of time approach to a discounted net cash flow approach. The change in methodology results in shifts between decay and hedge impacts, but does not impact the overall valuation.
(5)Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.
(6)Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.
(7)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Non-Interest Expense

	Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Salaries and employee benefits	$581	$525	$527	$467	$488	$56	10.7%	$93	19.1%
Net occupancy expense	78	80	76	79	79	(2)	(2.5)%	(1)	(1.3)%
Furniture and equipment expense	90	89	86	83	82	1	1.1%	8	9.8%
Outside services	37	44	44	45	44	(7)	(15.9)%	(7)	(15.9)%
Professional, legal and regulatory expenses	21	22	28	18	28	(1)	(4.5)%	(7)	(25.0)%
Marketing	26	22	22	24	28	4	18.2%	(2)	(7.1)%
FDIC insurance assessments	12	10	15	11	11	2	20.0%	1	9.1%
Credit/checkcard expenses	13	12	12	13	15	1	8.3%	(2)	(13.3)%
Branch consolidation, property and equipment charges	7	3	10	11	12	4	133.3%	(5)	(41.7)%
Visa class B shares expense	6	5	9	4	2	1	20.0%	4	200.0%
Provision (credit) for unfunded credit losses (1)	—	—	—	—	(3)	—	—%	3	100.0%
Loss on early extinguishment of debt	14	2	6	—	16	12	NM	(2)	(12.5)%
Other	102	82	89	81	95	20	24.4%	7	7.4%
Total non-interest expense	$987	$896	$924	$836	$897	$91	10.2%	$90	10.0%

	Twelve Months Ended		Year-to-Date 12/31/2020 vs. 12/31/2019
($ amounts in millions)	12/31/2020	12/31/2019	Amount	Percent
Salaries and employee benefits	$2,100	$1,916	$184	9.6%
Net occupancy expense	313	321	(8)	(2.5)%
Furniture and equipment expense	348	325	23	7.1%
Outside services	170	189	(19)	(10.1)%
Professional, legal and regulatory expenses	89	95	(6)	(6.3)%
Marketing	94	97	(3)	(3.1)%
FDIC insurance assessments	48	48	—	—%
Credit/checkcard expenses	50	68	(18)	(26.5)%
Branch consolidation, property and equipment charges	31	25	6	24.0%
Visa class B shares expense	24	14	10	71.4%
Provision (credit) for unfunded credit losses (1)	—	(6)	6	100.0%
Loss on early extinguishment of debt	22	16	6	37.5%
Other	354	381	(27)	(7.1)%
Total non-interest expense	$3,643	$3,489	$154	4.4%
_________
NM - Not Meaningful
(1)Upon adoption of CECL on January 1, 2020, the provision for credit losses presented within net interest income after provision for credit losses is the sum of the provision for loan losses and the provision for unfunded credit commitments. Prior to the adoption of CECL, the provision for unfunded commitments was included in other non-interest expense.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Non-interest expense (GAAP)	A	$987	$896	$924	$836	$897	$91	10.2%	$90	10.0%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(10)	—	—	—	—	(10)	NM	(10)	NM
Branch consolidation, property and equipment charges		(7)	(3)	(10)	(11)	(12)	(4)	(133.3)%	5	41.7%
Salary and employee benefits—severance charges		(26)	(2)	(2)	(1)	—	(24)	NM	(26)	NM
Loss on early extinguishment of debt		(14)	(2)	(6)	—	(16)	(12)	NM	2	12.5%
Professional, legal and regulatory expenses		—	—	(7)	—	—	—	NM	—	NM
Acquisition expenses		—	—	(1)	—	—	—	NM	—	NM
Adjusted non-interest expense (non-GAAP)	B	$930	$889	$898	$824	$869	$41	4.6%	$61	7.0%
Net interest income (GAAP)	C	$1,006	$988	$972	$928	$918	$18	1.8%	88	9.6%
Taxable-equivalent adjustment		11	12	13	12	13	(1)	(8.3)%	(2)	(15.4)%
Net interest income, taxable-equivalent basis	D	$1,017	$1,000	$985	$940	$931	$17	1.7%	$86	9.2%
Non-interest income (GAAP)	E	680	655	573	485	562	25	3.8%	118	21.0%
Adjustments:
Securities (gains) losses, net		—	(3)	(1)	—	2	3	100.0%	(2)	(100.0)%
Valuation gain on equity investment		(6)	(44)	—	—	—	38	86.4%	(6)	NM
Leveraged lease termination gains		—	—	—	(2)	—	—	NM	—	NM
Bank owned life insurance(1)		(25)	—	—	—	—	(25)	NM	(25)	NM
Adjusted non-interest income (non-GAAP)	F	$649	$608	$572	$483	$564	41	6.74%	85	15.1%
Total revenue	C+E=G	$1,686	$1,643	$1,545	$1,413	$1,480	$43	2.6%	$206	13.9%
Adjusted total revenue (non-GAAP)	C+F=H	$1,655	$1,596	$1,544	$1,411	$1,482	$59	3.7%	$173	11.7%
Total revenue, taxable-equivalent basis	D+E=I	$1,697	$1,655	$1,558	$1,425	$1,493	$42	2.5%	$204	13.7%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,666	$1,608	$1,557	$1,423	$1,495	$58	3.6%	$171	11.4%
Efficiency ratio (GAAP)(2)	A/I	58.1%	54.1%	59.4%	58.6%	60.1%
Adjusted efficiency ratio (non-GAAP)(2)	B/J	55.8%	55.3%	57.7%	57.9%	58.1%
Fee income ratio (GAAP)(2)	E/I	40.1%	39.6%	36.8%	34.0%	37.6%
Adjusted fee income ratio (non-GAAP)(2)	F/J	38.9%	37.8%	36.8%	34.0%	37.7%
________
NM - Not Meaningful
(1) During the fourth quarter of 2020, the Company recognized a gain on the exchange of BOLI policies.
(2)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios (continued)

		Twelve Months Ended December 31
($ amounts in millions)		2020	2019	2020 vs. 2019
Non-interest expense (GAAP)	K	$3,643	$3,489	154	4.4%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(10)	—	(10)	NM
Branch consolidation, property and equipment charges		(31)	(25)	(6)	(24.0)%
Salary and employee benefits—severance charges		(31)	(5)	(26)	NM
Loss on early extinguishment of debt		(22)	(16)	(6)	37.5%
Professional, legal and regulatory expenses		(7)	—	(7)	NM
Acquisition expenses		(1)	—	(1)	NM
Adjusted non-interest expense (non-GAAP)	L	$3,541	$3,443	$98	2.8%
Net interest income (GAAP)	M	$3,894	$3,745	149	4.0%
Taxable-equivalent adjustment		48	53	(5)	(9.4)%
Net interest income, taxable-equivalent basis	N	$3,942	$3,798	$144	3.8%
Non-interest income (GAAP)	O	$2,393	$2,116	277	13.1%
Adjustments:
Securities (gains) losses, net		(4)	28	(32)	(114.3)%
Valuation gain on equity investment		(50)	—	(50)	NM
Leveraged lease termination gains		(2)	(1)	(1)	(100.0)%
Bank owned life insurance(1)		(25)	—	(25)	NM
Gain on sale of affordable housing residential mortgage loans (2)		—	(8)	8	100.0%
Adjusted non-interest income (non-GAAP)	P	$2,312	$2,135	$177	8.3%
Total revenue	M+O=Q	$6,287	$5,861	$426	7.3%
Adjusted total revenue (non-GAAP)	M+P=R	$6,206	$5,880	$326	5.5%
Total revenue, taxable-equivalent basis	N+O=S	$6,335	$5,914	$421	7.1%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$6,254	$5,933	$321	5.4%
Operating leverage ratio (GAAP)(3)	S-K				2.7%
Adjusted operating leverage ratio (non-GAAP)(3)	T-L				2.6%
Efficiency ratio (GAAP)(3)	K/S	57.5%	59.0%
Adjusted efficiency ratio (non-GAAP)(3)	L/T	56.6%	58.0%
Fee income ratio (GAAP)(3)	O/S	37.8%	35.8%
Adjusted fee income ratio (non-GAAP)(3)	P/T	37.0%	36.0%
______
NM - Not Meaningful
(1)During the fourth quarter of 2020, the Company recognized a gain on the exchange of BOLI policies.
(2)The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.
(3)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Reconciliation to GAAP Financial Measure

Return Ratio

The table below provides a calculation of “return on average tangible common shareholders’ equity”. Tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY
Net income (loss) available to common shareholders (GAAP)	A	$588	$501	$(237)	$139	$366
Average shareholders' equity (GAAP)		$17,915	$17,759	$17,384	$16,460	$16,564
Less:
Average intangible assets (GAAP)		5,313	5,322	5,373	4,947	4,953
Average deferred tax liability related to intangibles (GAAP)		(105)	(103)	(94)	(92)	(93)
Average preferred stock (GAAP)		1,656	1,656	1,409	1,310	1,310
Average tangible common shareholders' equity (non-GAAP)	B	$11,051	$10,884	$10,696	$10,295	$10,394
Return on average tangible common shareholders' equity (non-GAAP)*(1)	A/B	21.15%	18.32%	(8.90)%	5.43%	13.95%

		Year Ended
($ amounts in millions)		2020	2019
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY
Net income available to common shareholders (GAAP)	E	$991	$1,503
Average stockholders' equity (GAAP)		$17,382	$16,081
Less:
Average intangible assets (GAAP)		5,239	4,944
Average deferred tax liability related to intangibles (GAAP)		(99)	(94)
Average preferred stock (GAAP)		1,509	1,151
Average tangible common stockholders' equity (non-GAAP)	F	$10,733	$10,080
Return on average tangible common stockholders' equity (non-GAAP)(1)	E/F	9.23%	14.91%

___
*Annualized
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Components:
Beginning allowance for loan losses (ALL)	$2,276	$2,276	$1,560	$869	$869
Cumulative change in accounting guidance (1)	—	—	—	438	—
Beginning allowance for loan losses (ALL), as adjusted for change in accounting guidance	2,276	2,276	1,560	1,307	869

Loans charged-off:
Commercial and industrial	67	84	139	68	33
Commercial real estate mortgage—owner-occupied	2	2	3	3	3
Commercial real estate construction—owner-occupied	—	—	—	—	1
Total commercial	69	86	142	71	37
Commercial investor real estate mortgage	1	—	—	—	1
Total investor real estate	1	—	—	—	1
Residential first mortgage	3	1	1	1	—
Home equity—lines of credit	3	2	3	4	8
Home equity—closed-end	1	1	—	1	1
Indirect—vehicles	2	4	6	6	6
Indirect—other consumer	20	17	18	23	23
Consumer credit card	12	13	17	16	16
Other consumer	15	15	17	22	22
Total consumer	56	53	62	73	76
Total	126	139	204	144	114

Recoveries of loans previously charged-off:
Commercial and industrial	14	10	9	5	5
Commercial real estate mortgage—owner-occupied	1	1	1	2	—
Commercial real estate construction—owner-occupied	—	—	—	—	—
Total commercial	15	11	10	7	5
Commercial investor real estate mortgage	2	—	—	1	2
Total investor real estate	2	—	—	1	2
Residential first mortgage	—	1	1	1	—
Home equity—lines of credit	4	3	2	3	3
Home equity—closed-end	1	1	—	1	1
Indirect—vehicles	1	3	3	2	3
Indirect—other consumer	1	1	—	—	—
Consumer credit card	3	2	3	2	2
Other consumer	5	4	3	4	2
Total consumer	15	15	12	13	11
Total	32	26	22	21	18

Net loans charged-off:
Commercial and industrial	53	74	130	63	28
Commercial real estate mortgage—owner-occupied	1	1	2	1	3
Commercial real estate construction—owner-occupied	—	—	—	—	1
Total commercial	54	75	132	64	32
Commercial investor real estate mortgage	(1)	—	—	(1)	(1)
Total investor real estate	(1)	—	—	(1)	(1)
Residential first mortgage	3	—	—	—	—
Home equity—lines of credit	(1)	(1)	1	1	5
Home equity—closed-end	—	—	—	—	—
Indirect—vehicles	1	1	3	4	3
Indirect—other consumer	19	16	18	23	23
Consumer credit card	9	11	14	14	14
Other consumer	10	11	14	18	20
Total consumer	41	38	50	60	65
Total	$94	$113	$182	$123	$96
Provision (credit) for loan losses	$(15)	$113	$838	$376	$96
Initial allowance on acquired purchased credit deteriorated loans	$—	$—	$60	$—	$—
Ending allowance for loan losses (ALL)	$2,167	$2,276	$2,276	$1,560	$869
Beginning reserve for unfunded credit commitments	149	149	105	45	48
Cumulative change in accounting guidance (1)	—	—	—	63	—
Beginning reserve for unfunded credit commitments, as adjusted for change in accounting guidance	149	149	105	108	48
Provision (credit) for unfunded credit losses	(23)	—	44	(3)	(3)
Ending reserve for unfunded commitments	126	149	149	105	45
Allowance for credit losses (ACL) at period end	$2,293	$2,425	$2,425	$1,665	$914

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net loan charge-offs as a % of average loans, annualized(2):
Commercial and industrial	0.48%	0.63%	1.06%	0.63%	0.28%
Commercial real estate mortgage—owner-occupied	0.07%	0.05%	0.17%	0.07%	0.19%
Total commercial	0.44%	0.57%	0.96%	0.56%	0.27%
Commercial investor real estate mortgage	(0.04)%	(0.01)%	(0.03)%	(0.06)%	(0.03)%
Commercial investor real estate construction	(0.01)%	—%	—%	(0.01)%	—%
Total investor real estate	(0.03)%	(0.01)%	(0.02)%	(0.05)%	(0.02)%
Residential first mortgage	0.08%	—%	—%	—%	0.01%
Home equity—lines of credit	(0.11)%	(0.11)%	0.06%	0.10%	0.31%
Home equity—closed-end	0.03%	(0.01)%	—%	(0.02)%	—%
Indirect—vehicles	0.26%	0.30%	0.85%	0.94%	0.76%
Indirect—other consumer	2.95%	2.23%	2.35%	2.83%	3.00%
Consumer credit card	3.02%	3.73%	4.41%	4.16%	4.18%
Other consumer	3.69%	4.12%	5.15%	5.73%	6.56%
Total consumer	0.54%	0.51%	0.68%	0.79%	0.85%
Total	0.43%	0.50%	0.80%	0.59%	0.46%
Non-accrual loans, excluding loans held for sale	$745	$767	$614	$638	$507
Non-performing loans held for sale	6	5	10	3	13
Non-accrual loans, including loans held for sale	751	772	624	641	520
Foreclosed properties	25	26	43	54	53
Non-marketable investments received in foreclosure	—	—	—	—	5
Non-performing assets (NPAs)	$776	$798	$667	$695	$578
Loans past due > 90 days (3)	$164	$158	$245	$209	$224
Criticized loans- business (4)	$3,800	$3,734	$4,225	$2,524	$2,251
Credit Ratios(2):
ACL/Loans, net	2.69%	2.74%	2.68%	1.89%	1.10%
ALL/Loans, net	2.54%	2.58%	2.51%	1.77%	1.05%
Allowance for credit losses to non-performing loans, excluding loans held for sale	308%	316%	395%	261%	180%
Allowance for loan losses to non-performing loans, excluding loans held for sale	291%	297%	370%	244%	171%
Non-accrual loans, excluding loans held for sale/Loans, net	0.87%	0.87%	0.68%	0.72%	0.61%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.91%	0.90%	0.74%	0.79%	0.70%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (2)	1.10%	1.08%	0.91%	0.96%	0.89%
(1)Regions adopted the CECL accounting guidance on January 1, 2020 and recorded the cumulative effect of the change in accounting guidance as a reduction to retained earnings and an increase to deferred tax assets.
(2)Amounts have been calculated using whole dollar values.
(3)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.
(4)Business represents the combined total of commercial and investor real estate loans.

ACL/ Loans excluding PPP, net (non-GAAP)
Regions believes this Allowance for Credit Losses (ACL) ratio provides investors with meaningful additional information about credit loss allowance levels when the SBA's Paycheck Protection Program (PPP) loans, which are fully backed by the U.S. government, are excluded from total loans and the related allowance for credit losses is excluded from the total allowance for credit losses.

	As of
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Total Loans	$85,266	$88,359	$90,548	$88,098	$82,963
Less: SBA PPP Loans	3,624	4,594	4,498	—	—
Loans excluding PPP, net (non-GAAP)	$81,642	$83,765	$86,050	$88,098	$82,963
ACL at period end	$2,293	$2,425	$2,425	$1,665	$914
Less: SBA PPP Loans ACL	1	—	—	—	—
ACL excluding PPP Loans ACL	$2,292	$2,425	$2,425	$1,665	$914
ACL/Loans excluding PPP, net (non-GAAP)	2.81%	2.90%	2.82%	1.89%	1.10%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	12/31/2020		9/30/2020		6/30/2020		3/31/2020		12/31/2019
Commercial and industrial	$418	0.97%	$459	1.02%	$445	0.93%	$496	1.09%	$347	0.87%
Commercial real estate mortgage—owner-occupied	97	1.80%	85	1.56%	74	1.35%	58	1.05%	73	1.31%
Commercial real estate construction—owner-occupied	9	3.01%	12	3.69%	10	3.09%	11	3.49%	11	3.47%
Total commercial	524	1.08%	556	1.09%	529	0.99%	565	1.10%	431	0.94%
Commercial investor real estate mortgage	114	2.11%	114	2.04%	1	0.02%	1	0.03%	2	0.03%
Commercial investor real estate construction	—	—%	4	0.19%	—	—%	—	—%	—	—%
Total investor real estate	114	1.57%	118	1.56%	1	0.01%	1	0.02%	2	0.03%
Residential first mortgage	53	0.32%	36	0.22%	32	0.21%	27	0.18%	27	0.19%
Home equity—lines of credit	46	1.01%	47	0.98%	46	0.92%	40	0.77%	41	0.78%
Home equity—closed-end	8	0.29%	9	0.31%	6	0.22%	5	0.17%	6	0.19%
Indirect- vehicles	—	—%	1	0.08%	—	—%	—	—%	—	—%
Total consumer	107	0.36%	93	0.31%	84	0.28%	72	0.24%	74	0.24%
Total non-accrual loans	$745	0.87%	$767	0.87%	$614	0.68%	$638	0.72%	$507	0.61%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	12/31/2020		9/30/2020		6/30/2020		3/31/2020		12/31/2019
Commercial and industrial	$59	0.14%	$50	0.11%	$81	0.17%	$58	0.13%	$51	0.13%
Commercial real estate mortgage—owner-occupied	5	0.09%	21	0.39%	11	0.20%	12	0.22%	14	0.26%
Commercial real estate construction—owner-occupied	1	0.30%	—	0.01%	1	0.15%	—	0.01%	2	0.65%
Total commercial	65	0.13%	71	0.14%	93	0.17%	70	0.14%	67	0.15%
Commercial investor real estate mortgage	3	0.06%	15	0.26%	1	0.02%	2	0.04%	2	0.03%
Commercial investor real estate construction	—	—%	—	—%	—	0.01%	—	0.01%	—	—%
Total investor real estate	3	0.04%	15	0.19%	1	0.02%	2	0.03%	2	0.02%
Residential first mortgage—non-guaranteed (1)	80	0.51%	79	0.51%	105	0.71%	88	0.62%	88	0.63%
Home equity—lines of credit	35	0.78%	26	0.53%	32	0.64%	43	0.83%	42	0.79%
Home equity—closed-end	17	0.60%	17	0.61%	25	0.85%	16	0.53%	18	0.60%
Indirect—vehicles	19	2.08%	22	1.96%	27	2.04%	33	2.15%	41	2.26%
Indirect—other consumer	20	0.82%	19	0.69%	16	0.51%	24	0.75%	25	0.77%
Consumer credit card	14	1.15%	13	1.12%	13	1.09%	18	1.37%	19	1.38%
Other consumer	15	1.43%	14	1.34%	14	1.32%	16	1.34%	18	1.43%
Total consumer (1)	200	0.70%	190	0.65%	232	0.79%	238	0.81%	251	0.83%
Total accruing 30-89 days past due loans (1)	$268	0.32%	$276	0.31%	$326	0.36%	$310	0.35%	$320	0.39%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	12/31/2020		9/30/2020		6/30/2020		3/31/2020		12/31/2019
Commercial and industrial	$7	0.02%	$10	0.02%	$11	0.02%	$9	0.02%	$11	0.03%
Commercial real estate mortgage—owner-occupied	1	0.01%	—	0.01%	3	0.05%	1	0.01%	1	0.01%
Total commercial	8	0.02%	10	0.02%	14	0.03%	10	0.02%	12	0.03%
Commercial investor real estate mortgage	—	—%	1	0.01%	—	—%	—	—%	—	—%
Total investor real estate	—	—%	1	0.01%	—	—%	—	—%	—	—%
Residential first mortgage—non-guaranteed (2)	99	0.62%	86	0.56%	75	0.50%	69	0.49%	70	0.50%
Home equity—lines of credit	19	0.41%	25	0.53%	26	0.53%	26	0.50%	32	0.60%
Home equity—closed-end	13	0.49%	12	0.41%	12	0.42%	11	0.36%	10	0.31%
Indirect—vehicles	4	0.41%	5	0.42%	8	0.55%	6	0.38%	7	0.40%
Indirect—other consumer	5	0.19%	3	0.11%	3	0.10%	4	0.12%	3	0.10%
Consumer credit card	14	1.19%	13	1.08%	17	1.38%	19	1.49%	19	1.38%
Other consumer	2	0.25%	3	0.27%	5	0.49%	5	0.44%	5	0.42%
Total consumer (2)	156	0.54%	147	0.50%	146	0.49%	140	0.47%	146	0.49%
Total accruing 90+ days past due loans (2)	$164	0.19%	$158	0.18%	$160	0.18%	$150	0.17%	$158	0.19%

Total delinquencies (1) (2)	$432	0.51%	$434	0.49%	$486	0.54%	$460	0.52%	$478	0.58%
(1)Excludes loans that are 100% guaranteed by FHA and guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $65 million at 12/31/2020, $57 million at 9/30/2020, $56 million at 6/30/2020, $37 million at 3/31/2020, and $42 million at 12/31/2019.
(2)Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $57 million at 12/31/2020, $47 million at 9/30/2020, $55 million at 6/30/2020, and $59 million at 3/31/2020 and $66 million at 12/31/2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Troubled Debt Restructurings

	As of
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Current:
Commercial	$76	$73	$47	$51	$105
Investor real estate	44	45	6	14	32
Residential first mortgage	174	162	158	156	152
Home equity—lines of credit	34	36	37	38	40
Home equity—closed-end	73	79	83	92	103
Consumer credit card	1	1	1	1	1
Other consumer	3	3	3	3	4
Total current	405	399	335	355	437
Accruing 30-89 DPD:
Commercial	1	1	2	5	1
Residential first mortgage	14	16	20	25	25
Home equity—lines of credit	1	1	1	2	2
Home equity—closed-end	5	4	7	6	6
Other consumer	1	—	—	1	—
Total accruing 30-89 DPD	22	22	30	39	34
Total accruing and <90 DPD	427	421	365	394	471
Non-accrual or 90+ DPD:
Commercial	124	178	214	159	139
Investor real estate	—	—	—	1	1
Residential first mortgage	42	36	37	37	40
Home equity—lines of credit	2	2	3	2	2
Home equity—closed-end	7	8	7	6	6
Total non-accrual or 90+DPD	175	224	261	205	188
Total TDRs - Loans	$602	$645	$626	$599	$659
TDRs - Held For Sale	1	—	—	—	1
Total TDRs	$603	$645	$626	$599	$660

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Total commercial TDRs	$201	$252	$263	$215	$245
Total investor real estate TDRs	44	45	6	15	33
Total consumer TDRs	357	348	357	369	381
Total TDRs - Loans	$602	$645	$626	$599	$659

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Assets:
Cash and due from banks	$1,558	$1,972	$1,619	$2,101	$1,598
Interest-bearing deposits in other banks	16,398	11,501	11,579	3,154	2,516
Debt securities held to maturity	1,122	1,190	1,255	1,296	1,332
Debt securities available for sale	27,154	27,007	23,898	23,775	22,606
Loans held for sale	1,905	1,187	1,152	566	637
Loans, net of unearned income	85,266	88,359	90,548	88,098	82,963
Allowance for loan losses	(2,167)	(2,276)	(2,276)	(1,560)	(869)
Net loans	83,099	86,083	88,272	86,538	82,094
Other earning assets	1,217	1,267	1,238	1,722	1,518
Premises and equipment, net	1,897	1,896	1,929	1,935	1,960
Interest receivable	346	347	343	349	362
Goodwill	5,190	5,187	5,193	4,845	4,845
Residential mortgage servicing rights at fair value (MSRs)	296	267	249	254	345
Other identifiable intangible assets, net	122	129	137	98	105
Other assets	7,085	7,147	7,206	6,909	6,322
Total assets	$147,389	$145,180	$144,070	$133,542	$126,240
Liabilities and Equity:
Deposits:
Non-interest-bearing	$51,289	$49,754	$47,964	$37,133	$34,113
Interest-bearing	71,190	68,691	68,815	62,897	63,362
Total deposits	122,479	118,445	116,779	100,030	97,475
Borrowed funds:
Short-term borrowings	—	—	—	3,150	2,050
Long-term borrowings	3,569	4,919	6,408	10,105	7,879
Total borrowed funds	3,569	4,919	6,408	13,255	9,929
Other liabilities	3,230	3,912	3,255	2,925	2,541
Total liabilities	129,278	127,276	126,442	116,210	109,945
Equity:
Preferred stock, non-cumulative perpetual	1,656	1,656	1,656	1,310	1,310
Common stock	10	10	10	10	10
Additional paid-in capital	12,731	12,714	12,703	12,695	12,685
Retained earnings	3,770	3,330	2,978	3,364	3,751
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income, net	1,315	1,565	1,626	1,324	(90)
Total shareholders’ equity	18,111	17,904	17,602	17,332	16,295
Noncontrolling interest	—	—	26	—	—
Total equity	18,111	17,904	17,628	17,332	16,295
Total liabilities and equity	$147,389	$145,180	$144,070	$133,542	$126,240

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
End of Period Loans

	As of
						12/31/2020		12/31/2020
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	vs. 9/30/2020		vs. 12/31/2019
Commercial and industrial(1)	$42,870	$45,199	$47,670	$45,388	$39,971	$(2,329)	(5.2)%	$2,899	7.3%
Commercial real estate mortgage—owner-occupied	5,405	5,451	5,491	5,550	5,537	(46)	(0.8)%	(132)	(2.4)%
Commercial real estate construction—owner-occupied	300	305	314	309	331	(5)	(1.6)%	(31)	(9.4)%
Total commercial	48,575	50,955	53,475	51,247	45,839	(2,380)	(4.7)%	2,736	6.0%
Commercial investor real estate mortgage	5,394	5,598	5,221	5,079	4,936	(204)	(3.6)%	458	9.3%
Commercial investor real estate construction	1,869	1,984	1,908	1,784	1,621	(115)	(5.8)%	248	15.3%
Total investor real estate	7,263	7,582	7,129	6,863	6,557	(319)	(4.2)%	706	10.8%
Total business	55,838	58,537	60,604	58,110	52,396	(2,699)	(4.6)%	3,442	6.6%
Residential first mortgage	16,575	16,195	15,382	14,535	14,485	380	2.3%	2,090	14.4%
Home equity—lines of credit (2)	4,539	4,753	4,953	5,201	5,300	(214)	(4.5)%	(761)	(14.4)%
Home equity—closed-end (3)	2,713	2,839	2,937	3,000	3,084	(126)	(4.4)%	(371)	(12.0)%
Indirect—vehicles	934	1,120	1,331	1,557	1,812	(186)	(16.6)%	(878)	(48.5)%
Indirect—other consumer	2,431	2,663	3,022	3,202	3,249	(232)	(8.7)%	(818)	(25.2)%
Consumer credit card	1,213	1,189	1,213	1,303	1,387	24	2.0%	(174)	(12.5)%
Other consumer	1,023	1,063	1,106	1,190	1,250	(40)	(3.8)%	(227)	(18.2)%
Total consumer	29,428	29,822	29,944	29,988	30,567	(394)	(1.3)%	(1,139)	(3.7)%
Total Loans	$85,266	$88,359	$90,548	$88,098	$82,963	$(3,093)	(3.5)%	$2,303	2.8%
_______
(1)    Excludes a certain portfolio of $239 million of commercial and industrial loans which Regions decided to sell and were reclassified to held for sale as of December 31, 2020. See page 21 and 22 for details.
(2)     The balance of Regions' home equity lines of credit consists of $2,485 million of first lien and $2,054 million of second lien at 12/31/2020.
(2)    The balance of Regions' closed-end home equity loans consists of $2,486 million of first lien and $227 million of second lien at 12/31/2020.

Adjusted Ending Balances of Loans (non-GAAP)
Regions believes adjusting ending loan balances for the impact of commercial loans transferred to held for sale, SBA PPP loans, the indirect- other consumer exit portfolio and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	As of
						12/31/2020		12/31/2020
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	vs. 9/30/2020		vs. 12/31/2019
Commercial and industrial	$42,870	$45,199	$47,670	$45,388	$39,971	$(2,329)	(5.2)%	$2,899	7.3%
Less: Commercial loans transferred to held for sale(1)	—	239	239	—	—	(239)	(100.0)%	—	NM
Less: SBA PPP Loans	3,624	4,594	4,498	—	—	(970)	(21.1)%	3,624	NM
Adjusted commercial and industrial loans (non-GAAP)	$39,246	$40,366	$42,933	$45,388	$39,971	$(1,120)	(2.8)%	$(725)	(1.8)%
Total commercial loans	$48,575	$50,955	$53,475	$51,247	$45,839	$(2,380)	(4.7)%	$2,736	6.0%
Less: Commercial loans transferred to held for sale(1)	—	239	239	—	—	(239)	(100.0)%	—	NM
Less: SBA PPP Loans	3,624	4,594	4,498	—	—	(970)	(21.1)%	3,624	NM
Adjusted total commercial loans (non-GAAP)	$44,951	$46,122	$48,738	$51,247	$45,839	$(1,171)	(2.5)%	$(888)	(1.9)%
Total business loans	55,838	$58,537	$60,604	$58,110	$52,396	$(2,699)	(4.6)%	$3,442	6.6%
Less: Commercial loans transferred to held for sale(1)	—	239	239	—	—	(239)	(100.0)%	—	NM
Less: SBA PPP Loans	3,624	4,594	4,498	—	—	(970)	(21.1)%	3,624	NM
Adjusted total business loans (non-GAAP)	$52,214	$53,704	$55,867	$58,110	$52,396	$(1,490)	(2.8)%	$(182)	(0.3)%
Total consumer loans	$29,428	$29,822	$29,944	$29,988	$30,567	$(394)	(1.3)%	$(1,139)	(3.7)%
Less: Indirect-other consumer exit portfolio (2)	1,101	1,240	1,406	1,591	1,799	(139)	(11.2)%	(698)	(38.8)%
Less: Indirect—vehicles	934	1,120	1,331	1,557	1,812	(186)	(16.6)%	(878)	(48.5)%
Adjusted total consumer loans (non-GAAP)	$27,393	$27,462	$27,207	$26,840	$26,956	$(69)	(0.3)%	$437	1.6%
Total loans	$85,266	$88,359	$90,548	$88,098	$82,963	$(3,093)	(3.5)%	$2,303	2.8%
Less: Commercial loans transferred to held for sale(1)	—	239	239	—	—	(239)	(100.0)%	—	NM
Less: SBA PPP Loans	3,624	4,594	4,498	—	—	(970)	(21.1)%	3,624	NM
Less: Indirect-other consumer exit portfolio (2)	1,101	1,240	1,406	1,591	1,799	(139)	(11.2)%	(698)	(38.8)%
Less: Indirect—vehicles	934	1,120	1,331	1,557	1,812	(186)	(16.6)%	(878)	(48.5)%
Adjusted ending total loans (non-GAAP)	$79,607	$81,166	$83,074	$84,950	$79,352	$(1,559)	(1.9)%	$255	0.3%
_______
(1)In the fourth quarter of 2020, Regions made the decision to sell a certain portfolio of $239 million of commercial and industrial loans, which were reclassified to held for sale as of December 31, 2020. Adjustments to ending loan balances for the prior periods are equal to the ending balance of the loans moved to held for sale as of December 31, 2020.
(2)In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release

End of Period Loans (continued)

	As of
End of Period Loans by Percentage	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Commercial and industrial	50.3%	51.2%	52.6%	51.5%	48.2%
Commercial real estate mortgage—owner-occupied	6.3%	6.2%	6.1%	6.3%	6.7%
Commercial real estate construction—owner-occupied	0.4%	0.3%	0.3%	0.4%	0.4%
Total commercial	57.0%	57.7%	59.0%	58.2%	55.3%
Commercial investor real estate mortgage	6.3%	6.3%	5.8%	5.8%	5.9%
Commercial investor real estate construction	2.2%	2.2%	2.1%	2.0%	2.0%
Total investor real estate	8.5%	8.5%	7.9%	7.8%	7.9%
Total business	65.5%	66.2%	66.9%	66.0%	63.2%
Residential first mortgage	19.4%	18.3%	17.0%	16.5%	17.5%
Home equity—lines of credit	5.3%	5.4%	5.5%	5.9%	6.4%
Home equity—closed-end	3.2%	3.2%	3.2%	3.4%	3.7%
Indirect—vehicles	1.1%	1.3%	1.5%	1.8%	2.2%
Indirect—other consumer	2.9%	3.0%	3.3%	3.6%	3.9%
Consumer credit card	1.4%	1.3%	1.3%	1.5%	1.7%
Other consumer	1.2%	1.3%	1.3%	1.3%	1.4%
Total consumer	34.5%	33.8%	33.1%	34.0%	36.8%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Commercial and industrial	$43,889	$46,405	$49,296	$40,519	$39,743	$(2,516)	(5.4)%	$4,146	10.4%
Commercial real estate mortgage—owner-occupied	5,405	5,498	5,492	5,509	5,489	(93)	(1.7)%	(84)	(1.5)%
Commercial real estate construction—owner-occupied	303	318	312	323	357	(15)	(4.7)%	(54)	(15.1)%
Total commercial	49,597	52,221	55,100	46,351	45,589	(2,624)	(5.0)%	4,008	8.8%
Commercial investor real estate mortgage	5,549	5,324	5,150	4,975	4,841	225	4.2%	708	14.6%
Commercial investor real estate construction	1,899	1,974	1,869	1,673	1,544	(75)	(3.8)%	355	23.0%
Total investor real estate	7,448	7,298	7,019	6,648	6,385	150	2.1%	1,063	16.6%
Total business	57,045	59,519	62,119	52,999	51,974	(2,474)	(4.2)%	5,071	9.8%
Residential first mortgage	16,433	15,786	14,884	14,469	14,416	647	4.1%	2,017	14.0%
Home equity—lines of credit	4,646	4,842	5,072	5,237	5,357	(196)	(4.0)%	(711)	(13.3)%
Home equity—closed-end	2,765	2,885	2,970	3,038	3,121	(120)	(4.2)%	(356)	(11.4)%
Indirect—vehicles	1,023	1,223	1,441	1,679	1,948	(200)	(16.4)%	(925)	(47.5)%
Indirect—other consumer	2,514	2,835	3,111	3,263	3,005	(321)	(11.3)%	(491)	(16.3)%
Consumer credit card	1,190	1,194	1,230	1,348	1,337	(4)	(0.3)%	(147)	(11.0)%
Other consumer	1,048	1,086	1,137	1,216	1,234	(38)	(3.5)%	(186)	(15.1)%
Total consumer	29,619	29,851	29,845	30,250	30,418	(232)	(0.8)%	(799)	(2.6)%
Total loans	$86,664	$89,370	$91,964	$83,249	$82,392	$(2,706)	(3.0)%	$4,272	5.2%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of commercial loans transferred to held for sale, SBA PPP loans, the indirect- other consumer exit portfolio and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Commercial and industrial	$43,889	$46,405	$49,296	$40,519	$39,743	$(2,516)	(5.4)%	$4,146	10.4%
Less: Commercial loans transferred to held for sale(1)	237	239	239	—	—	(2)	(0.8)%	237	NM
Less: SBA PPP Loans	4,143	4,558	3,213	—	—	(415)	(9.1)%	4,143	NM
Adjusted commercial and industrial loans (non-GAAP)	$39,509	$41,608	$45,844	$40,519	$39,743	$(2,099)	(5.0)%	$(234)	(0.6)%
Total commercial loans	$49,597	$52,221	$55,100	$46,351	$45,589	$(2,624)	(5.0)%	$4,008	8.8%
Less: Commercial loans transferred to held for sale(1)	237	239	239	—	—	(2)	(0.8)%	237	NM
Less: SBA PPP Loans	4,143	4,558	3,213	—	—	(415)	(9.1)%	4,143	NM
Adjusted total commercial loans (non-GAAP)	$45,217	$47,424	$51,648	$46,351	$45,589	$(2,207)	(4.7)%	$(372)	(0.8)%
Total business loans	$57,045	$59,519	$62,119	$52,999	$51,974	$(2,474)	(4.2)%	$5,071	9.8%
Less: Commercial loans transferred to held for sale(1)	237	239	239	—	—	(2)	(0.8)%	237	NM
Less: SBA PPP Loans	4,143	4,558	3,213	—	—	(415)	(9.1)%	4,143	NM
Adjusted total business loans (non-GAAP)	$52,665	$54,722	$58,667	$52,999	$51,974	$(2,057)	(3.8)%	$691	1.3%
Total consumer loans	$29,619	$29,851	$29,845	$30,250	$30,418	$(232)	(0.8)%	$(799)	(2.6)%
Less: Indirect-other consumer exit portfolio (2)	1,164	1,318	1,493	1,696	1,841	(154)	(11.7)%	(677)	(36.8)%
Less: Indirect—vehicles	1,023	1,223	1,441	1,679	1,948	(200)	(16.4)%	(925)	(47.5)%
Adjusted total consumer loans (non-GAAP)	$27,432	$27,310	$26,911	$26,875	$26,629	$122	0.4%	$803	3.0%
Total loans	$86,664	$89,370	$91,964	$83,249	$82,392	$(2,706)	(3.0)%	$4,272	5.2%
Less: Commercial loans transferred to held for sale(1)	237	239	239	—	—	(2)	(0.8)%	237	NM
Less: SBA PPP Loans	4,143	4,558	3,213	—	—	(415)	(9.1)%	4,143	NM
Less: Indirect-other consumer exit portfolio (2)	1,164	1,318	1,493	1,696	1,841	(154)	(11.7)%	(677)	(36.8)%
Less: Indirect—vehicles	1,023	1,223	1,441	1,679	1,948	(200)	(16.4)%	(925)	(47.5)%
Adjusted total loans (non-GAAP)	$80,097	$82,032	$85,578	$79,874	$78,603	$(1,935)	(2.4)%	$1,494	1.9%
(1)In the fourth quarter of 2020, Regions made the decision to sell a certain portfolio of $239 million of commercial and industrial loans, which were reclassified to held for sale as of December 31, 2020. Adjustments to average loan balances assume a simple day-weighted average impact for the fourth quarter of 2020, and are equal to the ending balance of the loans moved to held for sale for the prior periods.
(2)In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Average Balances of Loans (continued)

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2020	2019	2020 vs. 2019
Commercial and industrial	$45,028	$40,162	$4,866	12.1%
Commercial real estate mortgage—owner-occupied	5,476	5,495	(19)	(0.3)%
Commercial real estate construction—owner-occupied	314	401	(87)	(21.7)%
Total commercial	50,818	46,058	4,760	10.3%
Commercial investor real estate mortgage	5,251	4,782	469	9.8%
Commercial investor real estate construction	1,854	1,672	182	10.9%
Total investor real estate	7,105	6,454	651	10.1%
Total business	57,923	52,512	5,411	10.3%
Residential first mortgage	15,397	14,267	1,130	7.9%
Home equity—lines of credit	4,948	5,565	(617)	(11.1)%
Home equity—closed-end	2,914	3,234	(320)	(9.9)%
Indirect—vehicles	1,341	2,421	(1,080)	(44.6)%
Indirect—other consumer	2,929	2,713	216	8.0%
Consumer credit card	1,240	1,309	(69)	(5.3)%
Other consumer	1,121	1,227	(106)	(8.6)%
Total consumer	29,890	30,736	(846)	(2.8)%
Total Loans	$87,813	$83,248	$4,565	5.5%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of commercial loans transferred to held for sale, SBA PPP loans, the indirect- other consumer exit portfolio and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2020	2019	2020 vs. 2019
Commercial and industrial	$45,028	$40,162	$4,866	12.1%
Less: Commercial loans transferred to held for sale(1)	179	—	$179	NM
Less: SBA PPP Loans	2,986	—	2,986	NM
Adjusted commercial and industrial loans (non-GAAP)	$41,863	$40,162	$1,701	4.2%
Total commercial loans	$50,818	$46,058	$4,760	10.3%
Less: Commercial loans transferred to held for sale(1)	179	—	$179	NM
Less: SBA PPP Loans	2,986	—	2,986	NM
Adjusted total commercial loans (non-GAAP)	$47,653	$46,058	$1,774	3.9%
Total business loans	$57,923	$52,512	$5,411	10.3%
Less: Commercial loans transferred to held for sale(1)	179	—	$179	NM
Less: SBA PPP Loans	2,986	—	2,986	NM
Adjusted total business loans (non-GAAP)	$54,758	$52,512	$2,246	4.3%
Total consumer loans	$29,890	$30,736	$(846)	(2.8)%
Less: Indirect-other consumer exit portfolio (2)	1,417	1,850	(433)	(23.4)%
Less: Indirect—vehicles	1,341	2,421	(1,080)	(44.6)%
Adjusted total consumer loans (non-GAAP)	$27,132	$26,465	$667	2.5%
Total Loans	$87,813	$83,248	$4,565	5.5%
Less: Commercial loans transferred to held for sale(1)	179	—	$179	NM
Less: SBA PPP Loans	2,986	—	2,986	NM
Less: Indirect—other consumer exit portfolio (2)	1,417	1,850	(433)	(23.4)%
Less: Indirect—vehicles	1,341	2,421	(1,080)	(44.6)%
Adjusted total loans (non-GAAP)	$81,890	$78,977	$2,913	3.7%
(1)In the fourth quarter of 2020, Regions made the decision to sell a certain portfolio of $239 million of commercial and industrial loans, which were reclassified to held for sale as of December 31, 2020. Adjustments to average loan balances assume a simple day-weighted average impact for the year ended December 31, 2020.
(2)In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
End of Period Deposits

	As of
						12/31/2020		12/31/2020
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	vs. 9/30/2020		vs. 12/31/2019
Interest-free deposits	$51,289	$49,754	$47,964	$37,133	$34,113	$1,535	3.1%	$17,176	50.4%
Interest-bearing checking	24,484	22,294	22,407	19,992	20,046	2,190	9.8%	$4,438	22.1%
Savings	11,635	11,159	10,698	9,199	8,640	476	4.3%	$2,995	34.7%
Money market—domestic	29,719	29,387	29,263	26,328	25,326	332	1.1%	$4,393	17.3%
Low-cost deposits	117,127	112,594	110,332	92,652	88,125	4,533	4.0%	$29,002	32.9%
Time deposits	5,341	5,840	6,428	7,122	7,442	(499)	(8.5)%	$(2,101)	(28.2)%
Total Customer Deposits	122,468	118,434	116,760	99,774	95,567	4,034	3.4%	26,901	28.1%
Corporate treasury time deposits	11	11	19	256	108	—	—%	(97)	(89.8)%
Corporate treasury other deposits	—	—	—	—	1,800	—	NM	(1,800)	(100.0)%
Total Deposits	$122,479	$118,445	$116,779	$100,030	$97,475	$4,034	3.4%	$25,004	25.7%

	As of
						12/31/2020		12/31/2020
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	vs. 9/30/2020		vs. 12/31/2019
Consumer Bank Segment	$71,652	$69,265	$68,616	$61,238	$59,438	$2,387	3.4%	$12,214	20.5%
Corporate Bank Segment	40,745	39,799	38,848	29,862	27,626	946	2.4%	13,119	47.5%
Wealth Management Segment	9,718	8,982	8,888	8,372	8,162	736	8.2%	1,556	19.1%
Other (1)	364	399	427	558	2,249	(35)	(8.8)%	(1,885)	(83.8)%
Total Deposits	$122,479	$118,445	$116,779	$100,030	$97,475	$4,034	3.4%	$25,004	25.7%

	As of
						12/31/2020		12/31/2020
($ amounts in millions)	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019	vs. 9/30/2020		vs. 12/31/2019
Wealth Management - Private Wealth	$8,462	$7,726	$7,816	$7,168	$7,180	$736	9.5%	$1,282	17.9%
Wealth Management - Institutional Services	1,256	1,256	1,072	1,204	982	—	—%	274	27.9%
Total Wealth Management Segment Deposits	$9,718	$8,982	$8,888	$8,372	$8,162	$736	8.2%	$1,556	19.1%

					As of
End of Period Deposits by Percentage					12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Interest-free deposits					41.9%	42.0%	41.1%	37.1%	35.0%
Interest-bearing checking					20.0%	18.8%	19.2%	20.0%	20.6%
Savings					9.5%	9.4%	9.2%	9.2%	8.9%
Money market—domestic					24.3%	24.8%	25.1%	26.3%	26.0%
Low-cost deposits					95.7%	95.0%	94.6%	92.6%	90.5%
Time deposits					4.3%	5.0%	5.5%	7.1%	7.6%
Total Customer Deposits					100.0%	100.0%	100.0%	99.7%	98.1%
Corporate treasury time deposits					—%	—%	—%	0.3%	0.1%
Corporate treasury other deposits					—%	—%	—%	—%	1.8%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Average Balances of Deposits

	Average Balances
($ amounts in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Interest-free deposits	$50,532	$48,314	$44,382	$34,205	$34,098	2,218	4.6%	16,434	48.2%
Interest-bearing checking	22,940	22,098	21,755	19,273	18,668	842	3.8%	4,272	22.9%
Savings	11,374	10,935	10,152	8,822	8,616	439	4.0%	2,758	32.0%
Money market—domestic	29,312	29,146	27,870	25,151	25,289	166	0.6%	4,023	15.9%
Low-cost deposits	114,158	110,493	104,159	87,451	86,671	3,665	3.3%	27,487	31.7%
Time deposits	5,598	6,150	6,690	7,302	7,543	(552)	(9.0)%	(1,945)	(25.8)%
Total Customer Deposits	119,756	116,643	110,849	94,753	94,214	3,113	2.7%	25,542	27.1%
Corporate treasury time deposits	11	13	72	280	189	(2)	(15.4)%	(178)	(94.2)%
Corporate treasury other deposits	—	—	—	639	109	—	NM	(109)	(100.0)%
Total Deposits	$119,767	$116,656	$110,921	$95,672	$94,512	$3,111	2.7%	25,255	26.7%

	Average Balances
($ amounts in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Consumer Bank Segment	$69,912	$68,842	$65,722	$59,711	$59,359	1,070	1.6%	10,553	17.8%
Corporate Bank Segment	40,581	38,755	36,409	26,618	26,627	1,826	4.7%	13,954	52.4%
Wealth Management Segment	8,884	8,658	8,382	8,073	7,891	226	2.6%	993	12.6%
Other (1)	390	401	408	1,270	635	(11)	(2.7)%	(245)	(38.6)%
Total Deposits	$119,767	$116,656	$110,921	$95,672	$94,512	$3,111	2.7%	$25,255	26.7%

	Average Balances
($ amounts in millions)	4Q20	3Q20	2Q20	1Q20	4Q19	4Q20 vs. 3Q20		4Q20 vs. 4Q19
Wealth Management - Private Wealth	$8,106	$7,723	$7,395	$7,062	$7,040	383	5.0%	1,066	15.1%
Wealth Management - Institutional Services	778	935	987	1,011	851	(157)	(16.8)%	(73)	(8.6)%
Total Wealth Management Segment Deposits	$8,884	$8,658	$8,382	$8,073	$7,891	$226	2.6%	$993	12.6%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2020	2019	2020 vs. 2019
Interest-free deposits	$44,386	$33,869	10,517	31.1%
Interest-bearing checking	21,522	18,772	2,750	14.6%
Savings	10,325	8,719	1,606	18.4%
Money market—domestic	27,877	24,637	3,240	13.2%
Low-cost deposits	104,110	85,997	18,113	21.1%
Time deposits	6,432	7,632	(1,200)	(15.7)%
Total Customer Deposits	110,542	93,629	16,913	18.1%
Corporate treasury time deposits	93	444	(351)	(79.1)%
Corporate treasury other deposits	159	340	(181)	(53.2)%
Total Deposits	$110,794	$94,413	$16,381	17.4%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2020	2019	2020 vs. 2019
Consumer Bank Segment	$66,065	$58,956	7,109	12.1%
Corporate Bank Segment	35,613	26,341	9,272	35.2%
Wealth Management Segment	8,501	7,901	600	7.6%
Other (1)	615	1,215	(600)	(49.4)%
Total Deposits	$110,794	$94,413	$16,381	17.4%

	Average Balances
	Twelve Months Ended December 31
($ amounts in millions)	2020	2019	2020 vs. 2019
Wealth Management - Private Wealth	$7,573	$7,042	531	7.5%
Wealth Management - Institutional Services	928	859	69	8.0%
Total Wealth Management Segment Deposits	$8,501	$7,901	$600	7.6%
________
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Reconciliation to GAAP Financial Measures
Tangible Common Ratios
The following tables provide the calculation of the end of period “tangible common shareholders’ equity” and "tangible common book value per share" ratios, and a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Tangible Common Ratios
Shareholders’ equity (GAAP)		$18,111	$17,904	$17,602	$17,332	$16,295
Less:
Preferred stock (GAAP)		1,656	1,656	1,656	1,310	1,310
Intangible assets (GAAP)		5,312	5,316	5,330	4,943	4,950
Deferred tax liability related to intangibles (GAAP)		(106)	(105)	(103)	(92)	(92)
Tangible common shareholders’ equity (non-GAAP)	A	$11,249	$11,037	$10,719	$11,171	$10,127
Total assets (GAAP)		$147,389	$145,180	$144,070	$133,542	$126,240
Less:
Intangible assets (GAAP)		5,312	5,316	5,330	4,943	4,950
Deferred tax liability related to intangibles (GAAP)		(106)	(105)	(103)	(92)	(92)
Tangible assets (non-GAAP)	B	$142,183	$139,969	$138,843	$128,691	$121,382
Shares outstanding—end of quarter	C	960	960	960	957	957
Tangible common shareholders’ equity to tangible assets (non-GAAP)(1)	A/B	7.91%	7.88%	7.72%	8.68%	8.34%
Tangible common book value per share (non-GAAP)(1)	A/C	$11.71	$11.49	$11.16	$11.67	$10.58
_________
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
•Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in unemployment rates, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.
•Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.
•Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.
•The impact of pandemics, including the ongoing COVID-19 pandemic, on our businesses and financial results and conditions.The duration and severity of the ongoing COVID-19 pandemic, which has disrupted the global economy, has and could continue to adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. The pandemic could also cause an outflow of deposits, result in goodwill impairment charges and the impairment of other financial and nonfinancial assets, and increase our cost of capital.
•Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.
•The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.
•Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.
•Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.
•Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.
•Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.
•Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.
•Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.
•Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.
•Our inability to keep pace with technological changes could result in losing business to competitors.
•Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock or other regulatory capital instruments, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements under law or imposed by our regulators, which may impact our ability to return capital to shareholders.
•Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.
•Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted.
•The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.
•The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.
•Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.
•Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.
•The risks and uncertainties related to our acquisition or divestiture of businesses.
•The success of our marketing efforts in attracting and retaining customers.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2020 Earnings Release
•Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.
•Fraud or misconduct by our customers, employees or business partners.
•Any inaccurate or incomplete information provided to us by our customers or counterparties.
•Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.
•Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.
•The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.
•The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.
•The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.
•Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.
•Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.
•Our ability to achieve our expense management initiatives.
•Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans.
•Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets.
•The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.
•The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.
•Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.
•Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.
•Other risks identified from time to time in reports that we file with the SEC.
•Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.
•The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2019 and the "Risk Factors" of Regions' Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 as filed with the SEC.
Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic (including any second wave or resurgences), actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.